                                                                  EXECUTION COPY

                           FIFTH AMENDMENT dated as of October 11, 2002 (this
                  "AMENDMENT"), to the Credit Agreement dated as of May 28, 1999, as amended by the First Amendment dated as of October 8, 1999, the Second Amendment, Consent and Waiver dated as of March 9, 2000, the Third Amendment, Consent and Waiver dated as of January 24, 2001 and the Fourth Amendment dated as of April 19, 2002 (the "CREDIT AGREEMENT"), among GENERAL CABLE CORPORATION (the "COMPANY"), GK TECHNOLOGIES, INCORPORATED, GENERAL CABLE HOLDINGS (UK) LIMITED, GENERAL CABLE HOLDINGS (SPAIN) SRL, GENERAL CABLE HOLDINGS, INC., GENERAL CABLE HOLDINGS DE MEXICO, S.A. DE C.V., GENERAL CABLE COMPANY, the other BORROWING SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto, JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK), as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent for the Lenders (in such capacity, the "COLLATERAL AGENT"), J.P. MORGAN EUROPE LIMITED (formerly known as CHASE MANHATTAN INTERNATIONAL LIMITED), as London Agent, and BANK ONE, MICHIGAN, MERRILL LYNCH CAPITAL CORPORATION and PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents.

         WHEREAS, pursuant to the Credit Agreement, the Lenders and the Issuing Bank have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein.

         WHEREAS, the Company has requested that the Required Lenders amend certain provisions of the Credit Agreement and the Pledge Agreement as set forth in this Amendment and the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         SECTION 2. AMENDMENT OF SECTION 1.01 OF THE CREDIT AGREEMENT. (a)
Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "APPLICABLE RATE" set forth therein in its entirety and substituting in lieu thereof the following definition:

                  ""APPLICABLE RATE" means, for any day (a) 3.50% per annum for any ABR Loan that is a Revolving Loan or a Tranche A Term Loan; (b) 4.50% per annum for any Eurocurrency Loan that is a Revolving Loan or a Tranche A Term Loan; (c) 4.00% per annum for any ABR Loan that is a Tranche B Term Loan; and (d) 5.00% per annum for any Eurocurrency Loan that is a Tranche B Term Loan. Notwithstanding the foregoing, the Applicable Rate used to compute interest on any Revolving Loan or Tranche A Term Loan (and participation fees due under Section 2.12) shall be increased (i) by 0.25% per annum for any day on which the aggregate amount of the Revolving Exposures exceeds $150,000,000 or (ii) by 0.50% per annum for any day when the aggregate amount of the Revolving Exposures exceeds $175,000,000."

         (b) Section 1.01 of the Credit Agreement is hereby amended by (i) deleting in clause (a) of the definition of "COLLATERAL REQUIREMENT" the words "and owning any Equity Interests, Rights, or Indebtedness of the Company or any other Subsidiary or other Person" immediately after the words "each Domestic Subsidiary existing at such time"; (ii) deleting in clause (a) thereof the words "in an aggregate principal amount equal to or greater than $1,000,000" immediately after the word "Indebtedness" and substituting in lieu thereof the words "(other than employee loans outstanding as of the Fifth Amendment Effective Date, including without limitation, any such loans made pursuant to stock option plans or other benefit plans)"; (iii) deleting in clause (C) thereof the word "Fourth" and substituting in lieu thereof the word "Fifth";
(iv) deleting the word "and" immediately before clause (C) thereof and (v) inserting immediately before the period at the end of clause (C) thereof, "and
(D) the Company shall be in compliance with the requirements of Section 5.11."

         (c) Section 1.01 of the Credit Agreement is hereby amended by (i) restating clause (ii) of the definition of "DOMESTIC RECEIVABLES FACILITY" set forth therein to read as follows:

                  "(ii) the aggregate Net Proceeds to the Company and the Domestic Subsidiaries (other than any Domestic Receivables Subsidiary) from the sales of accounts receivable that have not been either collected or written off as uncollectible shall not be less than $100,000,000,"; and

(ii) inserting in clause (vi) thereof after the word "documentation" the words "(including, without limitation, any modifications thereto)."

         (d) Section 1.01 of the Credit Agreement is hereby amended by deleting in the definition of "MORTGAGED PROPERTIES" the words "and having a net book value in excess of $500,000," immediately after the words "United States of America".

         (e) Section 1.01 of the Credit Agreement is hereby amended by restating clause (a) of the definition of "PREPAYMENT EVENT" set forth therein to read as follows:

                  "(a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Company or any Subsidiary (including accounts receivable) other than (i) sales of Permitted Investments and (ii) sales of inventory in the ordinary course of business."

         (f) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "SPANISH TERM BORROWER" set forth therein in its entirety and substituting in lieu thereof the following definition:

                  ""SPANISH TERM BORROWER" means General Cable Holdings (Spain) SRL, a Spanish limited liability company."

         (g) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the correct alphabetical order:

                  ""DEBT REDUCTION FEE" has the meaning assigned to such term in
         Section 2.12(e)."

                  ""FIFTH AMENDMENT EFFECTIVE DATE" means the "AMENDMENT EFFECTIVE DATE", as such term is defined in the Fifth Amendment to this Agreement."

         SECTION 3. AMENDMENT OF ARTICLE II OF THE CREDIT AGREEMENT. (a) AMENDMENT OF SECTION 2.01(d). Section 2.01(d) of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

                  "On the Fifth Amendment Effective Date, the Revolving Commitments shall be permanently reduced to $200,000,000. Such reduction shall be allocated ratably between the Tranche 1 Revolving Commitments and the Tranche 2 Revolving Commitments."

         (b) AMENDMENT OF SECTION 2.05(a). Section 2.05(a) of the Credit Agreement is hereby amended by deleting the figure "$30,000,000" and substituting in lieu thereof the figure "$20,000,000".

         (c) AMENDMENT OF SECTION 2.11(c). Section 2.11(c) of the Credit Agreement is hereby amended by restating the proviso set forth therein in its entirety to read as follows:

                  "PROVIDED that, in the case of any event described in clause
         (a) of the definition of the term Prepayment Event (i) if net proceeds from any such event (other than any sale and leaseback transaction) do not exceed $25,000, the Company shall be entitled to retain 100% of such net proceeds and such proceeds shall not be subject to prepayment hereunder; and (ii) if Net Proceeds from any such event (other than any sale and leaseback transaction) exceed $25,000, such proceeds shall be subject to prepayment hereunder; however, the Company shall be entitled to retain 10% of such Net Proceeds until the aggregate amount of Net Proceeds which the Company shall have retained pursuant to this clause
         (ii) shall equal $5,000,000.

                  Notwithstanding the foregoing, no Net Proceeds will be required to be paid in any fiscal year until the aggregate amount of all such Net Proceeds due to the Lenders (pursuant to clause (ii) of the foregoing proviso) in such fiscal year shall equal or exceed $1,000,000 (at which time the Company shall prepay all such Net Proceeds with respect to which prepayments have not yet been made hereunder)."

         (d) AMENDMENT TO SECTION 2.11. Section 2.11 of the Credit Agreement is hereby amended by (i) re-lettering paragraphs (e) and (f) as paragraphs (f) and
(g), respectively and (ii) inserting the following paragraph (e):

                  "(e) If, for any period of five Business Days, the aggregate amount of cash and cash equivalents held by the Company and its Subsidiaries shall exceed $30,000,000 (after excluding any Net Proceeds being held pursuant to clause (c) above), the Company shall, not later than the next following Business Day, prepay Revolving Borrowings in an amount equal to such excess. The Company covenants that for purposes of such calculation, no more than $20,000,000 of such cash and cash equivalents shall be maintained outside of the United States."

         (e) AMENDMENT OF SECTION 2.12(a). Section 2.12(a) of the Credit Agreement is hereby amended by restating the first sentence therein to read as follows:

                  "(a) The Company agrees to pay to the Administrative Agent for the account of each Lender a commitment fee of 0.50% per annum, which shall accrue on the daily unused amount of each Commitment (other than any Designated Foreign Currency Commitment) of such Lender during the period from and including the date hereof to but excluding the date on which such Commitment terminates."

         (f) AMENDMENT OF SECTION 2.12(d). Section 2.12(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(d) The Company agrees to pay to the Administrative Agent (i) for its own account or (ii) for the account of any consultant, fees payable in the amounts and at the times separately agreed upon between the Company and the Administrative Agent."

         (g) AMENDMENT TO SECTION 2.12. Section 2.12 of the Credit Agreement is hereby amended by (i) re-lettering paragraph (e) as paragraph (f) and (ii) inserting the following paragraph (e):

                  "(e) The Company agrees to pay to the Administrative Agent on December 16, 2003, for the account of each Lender, a fee (the "DEBT REDUCTION FEE") equal to 1.00% of such Lender's outstanding Term Loans and Revolving Commitments (whether used or unused) determined as of December 15, 2003, if, after the Fifth Amendment Effective Date and prior to December 15, 2003, the Company shall not have made payments or prepayments of Term Loans and permanent reductions of Revolving Commitments (in addition to the permanent reduction of the Revolving Commitment pursuant to Section 2.01(d)) in an aggregate amount the Dollar Equivalent of which (determined as of December 15, 2003) is at least $100,000,000. Any Debt Reduction Fee payable hereunder shall be excluded for purposes of calculating the Interest Coverage Ratio pursuant to Section 6.11."

         SECTION 4. AMENDMENT OF ARTICLE III OF THE CREDIT AGREEMENT. (a) AMENDMENT OF SECTION 3.05(c). Section 3.05(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(c) As of the Fifth Amendment Effective Date, the Mortgaged Properties listed in Schedule 1.01(c) constitute all the real properties owned by the Company or any Domestic Subsidiary and located in the United States of America, other than the properties listed on
         Schedule 3.05(c) hereto. As of the Fifth Amendment Effective Date, neither the Company nor any of its Subsidiaries has received notice or has knowledge of any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Except as provided in Schedule 1.01(c), as of the Fifth Amendment Effective Date, neither any Mortgaged Property nor any interest therein is subject to any right of first refusal, option or contractual right to purchase such Mortgaged Property or interest therein."

         SECTION 5. AMENDMENT OF ARTICLE V OF THE CREDIT AGREEMENT. (a) AMENDMENT OF SECTION 5.01(a). Section 5.01(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(a) within 90 days after the end of each fiscal year of the Company (i) its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form, the figures for the previous fiscal year, all reported on by Deloitte & Touche LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied and (ii) in comparative form, the actual results of the fiscal year being reported on and the projected results previously reported in the business plan provided pursuant to clause
         (g) below, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied."

         (b) AMENDMENT OF SECTION 5.01(b). Section 5.01(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form (i) the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year and (ii) the actual results of the fiscal quarter being reported on and the projected results previously reported in the business plan provided pursuant to clause (g) below, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;"

         (c) AMENDMENT OF SECTION 5.01. Section 5.01 of the Credit Agreement is hereby amended by (i) re-lettering paragraphs (c), (d), (e) and (f) as paragraphs (d), (e), (f) and (i), respectively, and (ii) inserting the following new paragraphs (c), (g) and (h):

                  "(c) within 30 days after the end of each month, beginning with the first month following the Fifth Amendment Effective Date, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such month and the then elapsed portion of the fiscal year (i) setting forth in each case in comparative form the actual results of the month being reported on and the projected results previously reported in the Company's forecast provided to the Lenders in connection with the approval of the Fifth Amendment to this Agreement or as provided pursuant to clause (g) below and (ii) including an explanation of any significant variances in such comparisons, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes."

                  "(g) prior to the end of each fiscal year (commencing with the fiscal year ending December 31, 2003), its business plan for the succeeding fiscal year, such plan to include monthly and quarterly projections (which will be used as a basis for the month, quarter and year end comparisons to be provided pursuant to paragraphs (a), (b) and
         (c) above)."

                  "(h) weekly, a breakdown of cash and cash equivalents held by the Company and the Subsidiaries within and outside of the United States as of the last Business Day of the preceding week, all certified by one of its Financial Officers and accompanied by a statement as to whether the Company shall be in compliance with Section 2.11(e) (it is understood that this paragraph shall be operative following the agreement by the Company and the Administrative Agent as to the format of such weekly cash statements; such agreement shall occur not later than 30 days after the Fifth Amendment Effective Date)."

         (d) AMENDMENT OF SECTION 5.01(d). Section 5.01(d) of the Credit Agreement (as re-lettered pursuant to paragraph (c) above) is hereby amended by deleting the words "clause (a) or (b) above" therein and substituting in lieu thereof the words "clause (a), (b) or (c) above".

         (e) AMENDMENT OF SECTION 5.06(b). (i) Section 5.06(b) of the Credit Agreement is hereby amended by restating the sentence immediately before clause
(i) therein to read as follows:

                  "Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause
         (a) of Section 5.01 and at the time of delivery of quarterly financial statements with respect to the second quarter of such year pursuant to clause (b) of Section 5.01, the Company shall deliver to the Administrative Agent a certificate of a Financial Officer and the chief legal officer of the Company".

                  (ii) Section 5.06(b) of the Credit Agreement is hereby amended by deleting the "and" immediately before clause (ii) thereof and inserting the following clause (iii) immediately before the period at the end of clause (ii) thereof:

                  "and (iii) certifying a copy of the most recent legal entity organizational chart of the Company showing any changes to the Company's structure (including, without limitation, the creation or dissolution of any Subsidiaries and any mergers or consolidations of Subsidiaries)."

         (f) AMENDMENT OF SECTION 5.11. Section 5.11 of the Credit Agreement is hereby amended by (i) inserting "(a)" immediately before the first sentence thereof and (ii) inserting the following paragraphs at the end thereof:

                  "(b) The Company will, within 60 days after receipt of a request from the Collateral Agent, create or cause its Subsidiaries to create security interests in such capital stock and assets of Foreign Subsidiaries as the Collateral Agent shall reasonably specify (taking into account tax and other considerations) to secure the Obligations under this Agreement.

                  (c) The Company will, within 90 days after the Fifth Amendment Effective Date, and thereafter from time to time promptly and in any event not more than 30 days after receipt of a request from the Collateral Agent, take and cause its Subsidiaries to take all such actions as the Collateral Agent shall reasonably request to enhance and protect the position of the Collateral Agent with respect to any Collateral securing the Obligations, including, without limitation, (i) executing and causing depositary institutions holding deposit or other accounts of the Company and the Subsidiaries to execute control agreements satisfactory to the Collateral Agent with respect to such accounts and (ii) using its best efforts to cause third parties holding inventory (other than any inventory being held on consignment for sale) of the Company and the Subsidiaries exceeding $500,000 in value to execute bailee letters acknowledging the interest of the Collateral Agent in such inventory and containing other provisions satisfactory to the Collateral Agent.

                  (d) The Company will promptly provide to the Collateral Agent all such information as the Collateral Agent shall reasonably request as to the nature and location of the assets owned by any of the Subsidiaries."

         SECTION 6. AMENDMENT OF ARTICLE VI OF THE CREDIT AGREEMENT. (a) AMENDMENT OF SECTION 6.01(c). Section 6.01(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(c) Indebtedness of any Subsidiary to the Company or any other Subsidiary; PROVIDED (i) in the case of any such Indebtedness owed to the Company or any Domestic Subsidiary, that such Indebtedness is evidenced by a promissory note that has been pledged as security for the Obligations under the Pledge Agreement, and (ii) in the case of any such Indebtedness owed by a Domestic Subsidiary to any Foreign Subsidiary, that such Indebtedness is subordinated to the Obligations on terms satisfactory to the Administrative Agent".

         (b) AMENDMENT OF SECTION 6.01(h). Section 6.01(h) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(h) other unsecured Indebtedness (other than Indebtedness permitted by paragraph (f) above) in an aggregate principal amount not exceeding $5,000,000 at any time outstanding for all Subsidiaries that, taken together with the aggregate sale price of all arrangements permitted by Section 6.03, does not exceed $25,000,000 at any time outstanding;"

         (c) AMENDMENT OF SECTION 6.03. Section 6.03 of the Credit Agreement is hereby amended by (i) deleting the figure "$5,000,000" and substituting in lieu thereof the figure "$25,000,000" and (ii) deleting the period at the end thereof and substituting in lieu thereof the words:

                  "; PROVIDED that any such sale and leaseback transaction shall constitute a Prepayment Event; PROVIDED further that the amount of Net Proceeds to be received from each sale and leaseback transaction shall be reasonably satisfactory to the Administrative Agent."

         (d) AMENDMENT OF SECTION 6.05(b). Section 6.05(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(b) investments by the Company in the capital stock of its Subsidiaries existing on the Fifth Amendment Effective Date (or any newly formed, wholly owned Domestic Subsidiary as to which the Collateral Requirement and the Guarantee Requirement are satisfied)."

         (e) AMENDMENT OF SECTION 6.07. Section 6.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "SECTION 6.07. RESTRICTED PAYMENTS. The Company will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that, so long as no Default shall have occurred and be continuing or would result therefrom (a) Subsidiaries may declare and pay dividends ratably with respect to their capital stock and (b) the Company may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and its Subsidiaries."

         (f) AMENDMENT OF SECTION 6.10. Section 6.10 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "SECTION 6.10. LEVERAGE RATIO. The Company will not permit the Leverage Ratio at any time during any of the periods set forth below to exceed the ratio set forth opposite such period:

                        Period                       Ratio
                        ------                       -----

                   9/30/99 through 12/31/99        4.25:1.00
                   1/1/00 through 3/31/00          6.25:1.00
                   4/1/00 through 6/30/00          6.50:1.00
                   7/1/00 through 9/30/00          4.50:1.00
                   10/1/00 through 12/31/00        4.50:1.00
                   1/1/01 through 9/30/01          4.50:1.00
                   10/1/01 through 12/31/01        4.25:1.00
                   1/1/02 through 3/30/02          4.35:1.00
                   3/31/02 through 6/29/02         5.00:1.00
                   6/30/02 through 9/29/02         5.50:1.00
                   9/30/02 through 12/30/02        6.50:1.00
                   12/31/02 through 3/30/03        7.15:1.00

                        Period                       Ratio
                        ------                       -----

                   3/31/03 through 6/29/03         8.25:1.00
                   6/30/03 through 9/29/03         9.00:1.00
                   9/30/03 through 12/30/03        7.75:1.00
                   12/31/03 through 3/30/04        7.00:1.00
                   3/31/04 through 6/29/04         3.25:1.00
                   6/30/04 and thereafter          2.25:1.00"

         (g) AMENDMENT OF SECTION 6.11. Section 6.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "SECTION 6.11. INTEREST COVERAGE RATIO. The Company will not permit the Interest Coverage Ratio for any period of four fiscal quarters ending during any of the periods set forth below to be less than the ratio set forth opposite such period:

                        Period                       Ratio
                        ------                       -----

                   9/30/99 through 12/31/99        2.75:1.00
                   1/1/00 through 3/31/00          1.75:1.00
                   4/1/00 through 6/30/00          1.50:1.00
                   7/1/00 through 9/30/00          2.25:1.00
                   10/1/00 through 12/31/00        2.25:1.00
                   1/1/01 through 6/30/01          2.25:1.00
                   7/1/01 through 6/30/02          2.25:1.00
                   7/1/02 through 9/30/02          2.00:1.00
                   10/1/02 through 12/31/02        1.80:1.00
                   1/1/03 through 3/31/03          1.40:1.00
                   4/1/03 through 6/30/03          1.25:1.00
                   7/1/03 through 9/30/03          1.35:1.00
                   10/1/03 through 12/31/03        1.45:1.00
                   1/1/04 through 6/30/05          4.00:1.00
                   7/1/05 and thereafter           4.50:1.00"

         (h) AMENDMENT OF SECTION 6.13. Section 6.13 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "SECTION 6.13. CAPITAL EXPENDITURES. The Company will not permit (a) Capital Expenditures during any period set forth below to exceed the amount set forth opposite such period:

                        Period                  Amount
                        ------                  ------

                  1/1/02 through 12/31/02     $35,000,000
                  1/1/03 through 12/31/03     $32,000,000

         ;or (b) Capital Expenditures for any fiscal quarter during the period of 1/1/03 through 3/31/04 to exceed $9,000,000."

         (i) ADDITION TO ARTICLE VI. Article VI of the Credit Agreement is hereby amended by inserting the following Section at the end thereof:

                  "SECTION 6.14. MINIMUM EBITDA. The Company will not permit EBITDA for any period ending on any date set forth below to be less than the amount set forth opposite such period:

                        Period                      Amount
                        ------                      ------

               quarter ending 9/30/02            $13,500,000
               quarter ending 12/31/02           $11,500,000
               two quarters ending 3/31/03       $26,500,000
               three quarters ending 6/30/03     $48,500,000
               four quarters ending 9/30/03      $68,500,000
               four quarters ending 12/31/03     $75,000,000 "

         SECTION 7. AMENDMENT OF CERTAIN SCHEDULES TO THE CREDIT AGREEMENT.
Schedule 1.01(c) ("MORTGAGED PROPERTIES"), Schedule 3.05(c) ("PROPERTIES NOT SUBJECT TO MORTGAGE") and Schedule 3.16 ("FILING OFFICES") are hereby replaced with the corresponding Schedules attached hereto.

         SECTION 8. ADDITION OF EXHIBIT TO THE CREDIT AGREEMENT. Exhibit J ("FORM OF BORROWING REQUEST") attached hereto is hereby incorporated as an exhibit to the Credit Agreement.

         SECTION 9. AMENDMENT OF PLEDGE AGREEMENT. Section 1 of the Pledge Agreement is hereby amended by restating the portion of clause (a) thereof that precedes the proviso to read as follows:

                  "(a) the Equity Interests and Rights owned by it and listed on
         Schedule II
         hereto, any other Equity Interests or Rights issued by any Subsidiary or other Person and owned on the date hereof or obtained in the future by such Pledgor and the certificates representing all such Equity Interests and Rights (the "PLEDGED STOCK");"

         SECTION 10. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company and each Borrowing Subsidiary represents and warrants to each of the Lenders, the Administrative Agent and the Collateral Agent that, as of the Amendment Effective Date (defined below):

         (a) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (defined below) with the same effect as though made on and as of the Amendment Effective Date (defined below), except to the extent such representations and warranties expressly relate to an earlier date.

         (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         (c) The execution, delivery and performance by each of the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and does not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of the Borrowers, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         SECTION 11. Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction of the following conditions (the date on which all such conditions shall have been satisfied being called the "AMENDMENT EFFECTIVE DATE"):

         (a) The Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of the Company, each Subsidiary Guarantor and the Required Lenders and (ii) the Amendment Fees payable to the Lenders under Section 12 hereof.

         (b) The Administrative Agent shall have received a completed Perfection Certificate dated the date of the Amendment and signed by an executive officer or Financial Officer of the Company, together with all attachments contemplated thereby, or the Company shall have agreed to provide such Perfection Certificate on or before November 1, 2002.

         (c) To the extent invoiced, the Administrative Agent shall have been reimbursed for all its reasonable out of pocket expenses, including the reasonable fees, charges and disbursements of its counsel, related to this Amendment or to the Credit Agreement.

         SECTION 12. AMENDMENT FEE. The Company agrees to pay to the Administrative Agent, for the account of each Lender that shall have executed and delivered a copy of this Amendment to the Administrative Agent (or its counsel) on or prior to 5:00 p.m., New York City time on October 11, 2002, an amendment fee (collectively, the "AMENDMENT FEES") equal to .375% of such Lender's Revolving Commitments (whether used or unused) and outstanding Term Loans, in each case as of the date hereof. The Amendment Fees will be payable in immediately available funds on October 15, 2002; provided that the Company shall have no liability for the Amendment Fees if this Amendment shall not have been executed and delivered by the Required Lenders.

         SECTION 13. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute an Amendment of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or an amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 14. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 15. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 16. EXPENSES. The Company agrees to pay the reasonable out of pocket expenses incurred by the Administrative Agent in connection with the preparation of this Amendment, including the reasonable fees, disbursements and other charges of its counsel.

         SECTION 17. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                 GENERAL CABLE CORPORATION,

                                    by /s/ Christopher F. Virgulak
                                       ------------------------------------
                                       Name:   Christopher F. Virgulak
                                       Title:  Executive Vice President

                                 GK TECHNOLOGIES, INCORPORATED,

                                    by /s/ Christopher F. Virgulak
                                       ------------------------------------
                                       Name:   Christopher F. Virgulak
                                       Title:  Executive Vice President

                             GENERAL CABLE HOLDINGS, INC.,

                                    by /s/ Christopher F. Virgulak
                                       ------------------------------------
                                       Name:   Christopher F. Virgulak
                                       Title:  Executive Vice President

                             GENERAL CABLE HOLDINGS (UK) LIMITED,

                                    by /s/ Christopher F. Virgulak
                                       ------------------------------------
                                       Name:   Christopher F. Virgulak
                                       Title:  Director

                             GENERAL CABLE HOLDINGS (SPAIN) SRL,

                                    by /s/ Christopher F. Virgulak
                                       ------------------------------------
                                       Name:   Christopher F. Virgulak
                                       Title:  Joint Director

                                    by /s/ Robert J. Siverd
                                       ------------------------------------
                                       Name:   Robert J. Siverd
                                       Title:  Joint Director

                             GENERAL CABLE HOLDINGS DE MEXICO,
                             S.A. DE C.V.,

                                    by /s/ Christopher F. Virgulak
                                       ------------------------------------
                                       Name:   Christopher F. Virgulak
                                       Title:  President

                             GENERAL CABLE COMPANY,

                                    by /s/ Christopher F. Virgulak
                                       ------------------------------------
                                       Name:   Christopher F. Virgulak
                                       Title:  Executive Vice President

                             JP MORGAN CHASE BANK (formerly known
                             as THE CHASE MANHATTAN BANK),
                             individually, as Administrative Agent and as Collateral Agent,

                                    by /s/ Robert A. Krasnow
                                       ------------------------------------
                                       Name:  Robert A. Krasnow
                                       Title: Vice President

                             J.P. MORGAN EUROPE LIMITED (formerly
                             known as CHASE MANHATTAN
                             INTERNATIONAL LIMITED), as London Agent,

                                    by /s/ Robert A. Krasnow
                                       ------------------------------------
                                       Name:  Robert A. Krasnow
                                       Title: Vice President

                             BANK ONE, MICHIGAN, individually
                             and as Co-Documentation Agent,

                                    by /s/ Signature unreadable
                                       ------------------------------------
                                       Name:
                                       Title:

                             MERRILL LYNCH CAPITAL CORPORATION,
                             individually and as Co-Documentation
                             Agent,

                                    by /s/ Signature unreadable
                                       ------------------------------------
                                       Name:
                                       Title:

                             PNC BANK, NATIONAL ASSOCIATION,
                             individually and as
                             Co-Documentation Agent,

                                    by /s/ Signature unreadable
                                       ------------------------------------
                                       Name:
                                       Title: